Equity Investments	12 Months Ended
Dec. 31, 2016
Equity Method Investments and Joint Ventures [Abstract]
Equity Investments

Note 11 Equity Investments

The Company has an equity investment in CUP Data and records its 44.56% ownership using the equity method of accounting. CUP Data is sanctioned by the People's Bank of China, China's central bank, and has become one of the world's largest and fastest-growing payments networks. CUP Data currently provides transaction processing, disaster recovery and other services for banks and bankcard issuers in China.

The Company has an equity investment in TSYS de México and records its 49% ownership using the equity method of accounting. The operation prints statements and provides card-issuing support services to the equity investment clients and others.

TSYS' equity investments are recorded initially at cost and subsequently adjusted for equity in earnings, cash contributions and distributions, and foreign currency translation adjustments. TSYS believes the carrying value approximates the underlying net assets of the equity investments.

TSYS' equity in income of equity investments (net of tax) for the years ended December 31, 2016, 2015 and 2014 was $25.9 million, $22.1 million and $17.6 million, respectively.

A summary of TSYS' equity investments as of December 31, 2016 and 2015 is as follows:

(in thousands)	2016	2015
CUP Data	$101,638	98,518
Other	9,155	7,600
Total	$110,793	106,118